UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Delaware	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 001-34018

900, 520 - 3 Avenue SW
Calgary, Alberta Canada T2P 0R3

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2017, Gran Tierra Energy Inc. (the “Company”), Gran Tierra Energy International Holdings Ltd., as borrower, the Bank of Nova Scotia, as administrative agent, and the lenders party thereto entered into the Sixth Amendment to the Credit Agreement (the “Sixth Amendment”). The Sixth Amendment amends the Credit Agreement, dated as of September 18, 2015, by and among the Company, Gran Tierra Energy International Holdings Ltd., the Bank of Nova Scotia, and the lenders party thereto (as amended, the “Credit Agreement”). The Sixth Amendment is effective as of June 1, 2017 and, among other things, (i) increases the borrowing base from $250 million to $300 million, (ii) excludes certain cash collateralized letters of credit from the definition of “Total Debt” and (iii) amends the pricing for certain letters of credit.

From time to time, the agents, arrangers, book runners and lenders under the Credit Agreement and their affiliates have provided, and may provide in the future, investment banking, commercial lending, hedging and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the Sixth Amendment is not complete and is qualified by reference to the full text of the Sixth Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Sixth Amendment to Credit Agreement, dated May 17, 2017 and effective as of June 1, 2017, by and among Gran Tierra Energy International Holdings Ltd., Gran Tierra Energy Inc., The Bank of Nova Scotia, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2017	GRAN TIERRA ENERGY INC.

/s/ Ryan Ellson
By: Ryan Ellson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sixth Amendment to Credit Agreement, dated May 17, 2017 and effective as of June 1, 2017, by and among Gran Tierra Energy International Holdings Ltd., Gran Tierra Energy Inc., The Bank of Nova Scotia, and the lenders party thereto.